Exhibit 99.3
                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  ATCOMM, INC.                               Case No. 01-32123 SFC11
                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
                                                   (GENERAL BUSINESS CASE)

                                 SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Dec-01                                                   PETITION DATE: 08/15/01

1.   Debtor in possession  (or trustee)  hereby  submits this Monthly  Operating
     Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollar reported in $1

                                                                            End of Current       End of Prior     As of Petition
2.   Asset and Liability Structure                                              Month               Month             Filing
                                                                                -----               -----             ------
       a. Current Assets                                                        $   1,255,598      $   1,327,994
                                                                          -------------------- ------------------
       b. Total Assets                                                          $   1,979,757      $   2,066,516      $  2,199,153
                                                                          -------------------- ------------------ -----------------
       c. Current Liabilities                                                   $     768,630      $     620,065
                                                                          -------------------- ------------------
       d. Total Liabilities                                                     $   7,009,341      $   7,187,276      $  6,979,833
                                                                          -------------------- ------------------ -----------------

                                                                                                                    Cumulative
3.   Statement of Cash Receipts & Disbursements for Month                   Current Month        Prior Month      (Case to Date)
                                                                            -------------        -----------      --------------
       a. Total Receipts                                                        $     319,497      $     268,540      $  1,485,909
                                                                          -------------------- ------------------  ----------------
       b. Total Disbursements                                                   $     227,558      $     235,793      $  1,066,702
                                                                          -------------------- ------------------  ----------------
       c. Excess (Deficiency) of Receipts Over Disbursements (a - b)            $      91,939      $      32,747      $    419,207
                                                                          -------------------- ------------------  ----------------
       d. Cash Balance Beginning of Month                                       $     450,981      $     418,234      $    123,713
                                                                          -------------------- ------------------  ----------------
       e. Cash Balance End of Month (c + d)                                     $     542,920      $     450,981      $    542,920
                                                                          -------------------- ------------------  ----------------

                                                                                                                    Cumulative
                                                                            Current Month        Prior Month      (Case to Date)
                                                                            -------------        -----------      --------------
4.   Profit/(Loss) from the Statement of Operations                             $      91,175      $     (28,662)     $   (248,905)
                                                                          -------------------- ------------------  ----------------
5.   Accounts Receivables (Pre and Post Petition)                               $     165,402      $     133,194
                                                                          -------------------- ------------------
6.   Post-Petition Liabilities                                                  $     768,630      $     620,065
                                                                          -------------------- ------------------
7.   Past Due Post-Petition Account Payables (over 30 days)                     $          --      $          --
                                                                          -------------------- ------------------

At the end of this reporting month:                                                                  Yes                No
                                                                                                     ---                --
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?  (if yes, attach listing including date
       of payment, amount of payment and name of payee)                                                                   x
                                                                                               ------------------  ----------------
9.    Have any payments been made to professionals?  (if yes, attach listing including
       date of payment, amount of payment, and name of payee)                                          x
                                                                                               ------------------  ----------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                     x
                                                                                               ------------------  ----------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?(if yes, attach listing including date of payment, amount and reason for payment,
      and name of payee)                                                                               x
                                                                                               ------------------  ----------------
12.  Is the estate insured for replacement cost of assets and for general liability?                   x
                                                                                               ------------------  ----------------
13.  Are a plan and disclosure on file?                                                                                   x
                                                                                               ------------------  ----------------
14.  Was there any post-petition borrowing during this reporting period?                                                  x
                                                                                               ------------------  ----------------
15.  Check if paid: Post-petition taxes  yes;    U.S. Trustee Quarterly Fees  yes;    Check if filing is current for: Post-petition
     tax reporting and tax returns:  n/a.

     (Attach explanation, if  post-petition  taxes or  U.S. Trustee  Quarterly Fees are  not  paid current  or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     1/22/02                            /s/ William H. Welling
          -------------------                -----------------------------------
                                             William H. Welling, Chairman & CEO

                                                       STATEMENT OF OPERATIONS
                                                       (General Business Case)
                                                    For the Month ended 12/31/01

             Current Month - 12/31/01
-------------------------------------------------
                                                                                                       Cumulative      Next Month
     Actual          Forecast         Variance                                                       (Case to Date)     Forecast
     ------          --------         --------                                                       --------------     --------
                                                       Revenues:
$     315,547     $     290,000    $      25,547     1.  Gross Sales                                *$   1,278,400   $     300,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --     2.  Less: Sales Returns & Allowances            $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$     315,547     $     290,000    $      25,547     3.  Net Sales                                   $   1,278,400   $     300,000
--------------    --------------   --------------                                                    --------------  --------------
$      14,212     $      10,000    $      (4,212)    4.  Less: Cost of Goods Sold   (Schedule `B')  *$      76,393   $      15,000
--------------    --------------   --------------                                                    --------------  --------------
$     301,335     $     280,000    $      21,335     5.  Gross Profit                                $   1,202,007   $     285,000
--------------    --------------   --------------                                                    --------------  --------------
$       1,623     $          --    $       1,623     6.  Interest                                   *$       2,996   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      57,100     $          --    $      57,100     7.  Other Income:       Forgiveness of Debt    *$      57,100   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --                --               --     8.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --     9.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$     360,058     $     280,000    $      80,058    10.      Total Revenues                          $   1,262,103   $     285,000
--------------    --------------   --------------                                                    --------------  --------------
                                                       Expenses:

$      29,245     $      30,000    $         755    11.  Compensation to Owner(s)/Officer(s)         $     162,921   $      30,000
--------------    --------------   --------------                                                    --------------  --------------
$     128,100     $     120,000    $      (8,100)   12.  Salaries                                   *$     554,036   $     130,000
--------------    --------------   --------------                                                    --------------  --------------
$       7,695     $      10,000    $       2,305    13.  Commissions                                *$      35,961   $      10,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    14.  Contract Labor                              $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
                                                         Rent/Lease:

$          --     $          --    $          --    15.     Personal Property                        $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      11,129     $      11,327    $         198    16.     Real Property                            $      37,365   $      11,000
--------------    --------------   --------------                                                    --------------  --------------
$      33,856     $      35,000    $       1,144    17.  Insurance                                   $     167,866   $      35,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    18.  Management Fees                             $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      14,363     $      14,400    $          37    19.  Depreciation                                $      64,632   $      14,400
--------------    --------------   --------------                                                    --------------  --------------
                                                         Taxes:

$       8,028     $       8,400    $         372    20.     Employer Payroll Taxes                   $      36,070   $       8,400
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    21.     Real Property Taxes                      $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    22.     Other Taxes                              $      18,600   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    23.  Other Selling                               $      10,000   $          --
--------------    --------------   --------------                                                    --------------  --------------
$     (11,579)    $      35,000    $      46,579    24.  Other Administrative                       *$     194,253   $      40,000
--------------    --------------   --------------                                                    --------------  --------------
$      17,251     $         400    $     (16,851)   25.  Interest                                   *$      22,634   $       1,000
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    26.  Other Expenses:  10Q Report                 $      10,000   $          --
--------------    --------------   --------------                         ------------------------   --------------  --------------
$          --     $          --    $          --    27.                   2000 Tax Returns           $      12,116   $          --
--------------    --------------   --------------                         ------------------------   --------------  --------------
$          --     $          --    $          --    28.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    29.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    30.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    31.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    32.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    33.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------
$          --     $          --    $          --    34.                                              $          --   $          --
--------------    --------------   --------------       ------------------------------------------   --------------  --------------

$     238,089     $     264,527    $      26,438    35.   Total Expenses                             $   1,326,454   $     279,800
--------------    --------------   --------------                                                    --------------  --------------
$     121,970     $      15,473    $     106,497    36.   Subtotal                                   $     (64,351)  $       5,200
--------------    --------------   --------------                                                    --------------  --------------


                                                   Reorganization Items:




$     (27,045)    $     (30,000)   $       2,956    37.  Professional Fees                          *$    (177,054)  $     (30,000)
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    38.  Provisions for Rejected Executory Contracts $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    39.  Interest Earned on Accumulated Cash from    $          --   $          --
--------------    --------------   --------------        Resulting Chp 11 Case                       --------------  --------------

$          --     $          --    $          --    40.  Gain or (Loss) from Sale of Equipment       $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      (3,750)    $      (3,750)   $          --    41.  U.S. Trustee Quarterly Fees                 $      (7,500)  $          --
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    42. ------------------------------------------   $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$     (30,795)    $     (33,750)   $       2,956    43.    Total Reorganization Items                $    (184,554)  $     (30,000)
--------------    --------------   --------------                                                    --------------  --------------
                                                        Net Profit (Loss) Before
$      91,175     $     (18,277)   $     109,452    44.  Federal & State Taxes                       $    (248,905)  $     (24,800)
--------------    --------------   --------------                                                    --------------  --------------
$          --     $          --    $          --    45.  Federal & State Income Taxes                $          --   $          --
--------------    --------------   --------------                                                    --------------  --------------
$      91,175     $     (18,277)   $     109,452    46. Net Profit (Loss)                            $    (248,905)  $     (24,800)
==============    ==============   ==============                                                    ==============  ==============


*See below for explanation of variance to Statement of Operations (For variances greater than +/- 10% Only):

1.   Gross sales is higher based on actual booking.

4.   Cost of goods sold is lower due to variations in product mix.

6.   Interest income is from liquidation and withdrawal of the World Savings CD.

7. $57,100 pre-petition liability owed to KPMG was written off in December after receiving court approval on the appointment of KPMG as At Comm's auditor post-petition. This write-off is recognized as Other Income - Forgiveness of Debt in December 2001.

12.  Salaries were underestimated. Forecasts will be revised going forward.

13.  Commissions were overestimated.

24. Administrative expenses declined due to accounts receivables year-end reserve adjustment.

25. Interest expenses for year 2001 recorded and accrued for Notes Payable (One Dow Court).

37.  Professional fees were overestimated.

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month ended 12/31/01


     Assets

          Current Assets                                               From Schedules              Market Value
                                                                       --------------              ------------

1            Cash and cash equivalents - unrestricted                                            $           542,920
                                                                                                 --------------------
2            Cash and cash equivalents - restricted                                              $                --
                                                                                                 --------------------
3            Accounts receivable (net)                                      A                    $           165,402
                                                                                                 --------------------
4            Inventory                                                      B                  * $           386,065
                                                                                                 --------------------
5            Prepaid expenses                                                                  * $           142,942
                                                                                                 --------------------
6            Professional retainers                                                              $                --
                                                                                                 --------------------
7            Other:  Deposits                                                                  * $            18,268
                     -------------------------------------------------                           --------------------
8                                                                                                $                --
             ---------------------------------------------------------                           --------------------

9                   Total Current Assets                                                         $         1,255,598
                                                                                                 --------------------
          Property and Equipment (Market Value)

10           Real property                                                  C                    $                --
                                                                                                 --------------------
11           Machinery and equipment                                        D                    $           621,736
                                                                                                 --------------------
12           Furniture and fixtures                                         D                    $           102,423
                                                                                                 --------------------
13           Office equipment                                               D                    $                --
                                                                                                 --------------------
14           Leasehold improvements                                         D                    $                --
                                                                                                 --------------------
15           Vehicles                                                       D                    $                --
                                                                                                 --------------------
16           Other:                                                         D                    $                --
                                                                                                 --------------------
17                                                                          D                    $                --
             ---------------------------------------------------------                           --------------------
18                                                                          D                    $                --
             ---------------------------------------------------------                           --------------------
19                                                                          D                    $                --
             ---------------------------------------------------------                           --------------------
20                                                                          D                    $                --
             ---------------------------------------------------------                           --------------------

21                  Total Property and Equipment                                                 $           724,159
                                                                                                 --------------------

          Other Assets

22           Loan to shareholders                                                                $                --
                                                                                                 --------------------
23           Loans to affiliates                                                                 $                --
                                                                                                 --------------------
24                                                                                               $                --
               -------------------------------------------------------                           --------------------
25                                                                                               $                --
               -------------------------------------------------------                           --------------------
26                                                                                               $                --
               -------------------------------------------------------                           --------------------
27                                                                                               $                --
               -------------------------------------------------------                           --------------------

28                  Total Other Assets                                                           $                --
                                                                                                 --------------------
29                  Total Assets                                                                 $         1,959,757
                                                                                                 ====================

NOTE:
The method used to estimate the market value of assets was familiarity with comparable market prices.

                             Liabilities and Equity
                             (General Business Case)

     Liabilities From Schedules

         Post-Petition

          Current Liabilities

30           Salaries and wages                                                                * $             83,724
                                                                                                 --------------------
31           Payroll taxes                                                                       $                 --
                                                                                                 --------------------
32           Real and personal property taxes                                                    $                 --
                                                                                                 --------------------
33           Income taxes                                                                        $                 --
                                                                                                 --------------------
34           Sales taxes                                                                         $                 --
                                                                                                 --------------------
35           Notes payable (short term)                                                        * $              8,015
                                                                                                 --------------------
36           Accounts payable (trade)                                       A                  * $             54,672
                                                                                                 --------------------
37           Real property lease arrearage                                                       $                 --
                                                                                                 --------------------
38           Personal property lease arrearage                                                   $                 --
                                                                                                 --------------------
39           Accrued professional fees                                                           $                 --
                                                                                                 --------------------
40           Current portion of long-term post-petition debt (due within 12 mos)                 $                 --
                                                                                                 --------------------
41           Other:   Deferred Revenue                                                           $            544,761
                      ------------------------------------------------                           --------------------
42                    Additional Accruals                                                        $             77,458
             ---------------------------------------------------------                           --------------------
43                                                                                               $                 --
             ---------------------------------------------------------                           --------------------

44           Total Current Liabilities                                                           $            768,630
                                                                                                 --------------------
45        Long-Term Post-Petition Debt, Net of Current Portion                                   $                 --
                                                                                                 --------------------

46           Total Post-Petition Liabilities                                                     $            768,630
                                                                                                 --------------------
         Pre-Petition Liabilities (allowed amount)

47           Secured claims                                                 F                    $                 --
                                                                                                 --------------------
48           Priority unsecured claims                                      F                    $             28,000
                                                                                                 --------------------
49           General unsecured claims                                       F                  * $          6,212,711
                                                                                                 --------------------
50           Total Pre-Petition Liabilities                        (See Attachment 1)            $          6,240,711
                                                                                                 --------------------
51           Total Liabilities                                                                   $          7,009,341
                                                                                                 --------------------

     Equity (Deficit)

52           Retained Earnings/(Deficit) at time of filing                                     * $        (50,275,573)
                                                                                                 --------------------
53           Capital Stock                                                                       $             68,547
                                                                                                 --------------------
54           Additional paid-in capital                                                        * $         45,426,347
                                                                                                 --------------------
55           Cumulative profit/(loss) since filing of case                                       $           (248,905)
                                                                                                 --------------------
56           Post-petition contributions/(distributions) or (draws)                              $                 --
                                                                                                 --------------------
57                                                                                               $                 --
             ---------------------------------------------------------                           --------------------
58           Market value adjustment                                                             $                 --
                                                                                                 --------------------
59                    Total Equity (Deficit)                                                     $         (5,029,584)
                                                                                                 --------------------
60   Total Liabilities and Equity (Deficit)                                                      $          1,959,757
                                                                                                 ====================

* See below for explanation of fluctuations to Balance Sheet Vs November 2001 (For fluctuations greater than +/- 20% only):

4. Inventory is lower due to a $139,343 increase in Reserve for Obsolesce and $78,262 from liquidation of inventory.

5. Prepaid Expenses is higher due to the inclusion of $75,000 paid to Sybase for Prepaid Royalties in 2000, which was erroneously expensed in prior periods.

7. Deposits is lower due to various invoices received and processed against the existing advance deposits. In addition, $9,893 in travel advance is reclassed from Deposits to Prepaid Expenses in December 2001.

30. Current Liabilities - Salaries & Wages is higher due to an increase in Accrued Vacation.

35. Interest expenses for year 2001 is recorded and accrued for Notes Payable (One Dow Court).

36. Accounts Payable is higher due to the timing of the year-end check run, which was not processed until first week of January.

49.  General unsecured claims: Please see attachment 1.

52.  The amount in  Retained  Earnings  is  re-stated  to  $50,275,573  based on
     audited   equity   schedule.   Retained   Earnings  in  prior  Filings  was
     $50,382,195.

54.  Additional  paid-in  capital is re-stated to  $45,426,347  based on audited
     equity   schedule.   Additional   paid-in  capital  in  prior  Filings  was
     $45,532,968.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                                                    Accounts Receivable     Accounts Payable        Past Due
Receivables and Payables Agings                                   [Pre and Post Petition]    [Post Petition]    Post Petition Debt
                                                                  -----------------------    ---------------    ------------------
     0-30 Days                                                    $              154,880     $         54,672
                                                                  -------------------------  ------------------
     31-60 Days                                                   $               72,471     $             --
                                                                  -------------------------  ------------------
     61-90 Days                                                   $               44,447     $             --   $              --
                                                                  -------------------------  ------------------  ------------------
     91+ Days                                                     $              225,942     $             --
                                                                  -------------------------  ------------------
     Total accounts receivable/payable                            $              497,739     $         54,672
                                                                  -------------------------  ==================
     Allowance for doubtful accounts                              $              332,337
                                                                  -------------------------
     Accounts receivable (net)                                    $              165,402
                                                                  =========================


                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                           Cost of Goods Sold
----------------------------------                           ------------------

                                       Inventory(ies)
                                         Balance at
                                        End of Month         Inventory Beginning of Month                    $            608,769
                                        ------------                                                         ----------------------
                                                             Add -
Retail/Restaurants -                                           Net purchase
  Product for resale                                           Direct labor
                                 --------------------------                                                  ----------------------
                                                               Manufacturing overhead
                                                                                                             ----------------------
Distribution -                                                 Freight in
  Products for resale
                                 --------------------------    Others:
                                                                                                             ----------------------
                                                             Raw Materials to Finished Goods Conversion      $              9,113
                                                             --------------------------------------------    ----------------------
Manufacturer -
  Raw Materials                  $                  221,877  --------------------------------------------    ----------------------
                                 --------------------------
  Work-in-progress               $                   20,695  Less -
                                 --------------------------
  Finished goods                 $                  143,493    Inventory End of Month                        $            386,065
                                 --------------------------                                                  ----------------------
                                                               Shrinkage                                     $                 --
                                                                                                             ----------------------
Other - Explain                  $                       --    Liquidation of Inventory                    * $             78,262
                                 --------------------------                                                  ----------------------
                                                               Reserve for obsolesce                         $            139,343
---------------------------                                                                                  ----------------------
                                                             Cost of Goods Sold                              $             14,212
---------------------------                                                                                  ----------------------
    TOTAL                        $                  386,065
                                 ==========================

Method of Inventory Control                                  Inventory Valuation Methods
Do you have a functioning  perpetual  inventory system?      Indicate by a checkmark
method of inventory used.
           Yes    x   No
                 -----     ------
How often do you take a complete physical inventory?         Valuation methods -
                                                              FIFO cost                       x
  Weekly                                                      LIFO cost
                           ------                                                           ----
  Monthly                                                     Lower of cost or market
                           ------                                                           ----
  Quarterly                                                   Retail method
                           ------                                                           ----
  Semi-annually                                               Other
                           ------                                                           ----
  Annually                   x                                 Explain
                           ------
Date of last physical inventory was            11/30/01
                                      ----------------------- ---------------------------------------------------------------------
Date of next physical inventory is             12/31/02
                                      ----------------------- ---------------------------------------------------------------------

*Liquidation of Inventory represents activity from August to November 2001.

                                   Schedule C
                                  Real Property

Description                                                                        Cost                 Market Value
       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       Total                                                               $                   --    $                 --
                                                                           ======================    ====================

                                   Schedule D
                            Other Depreciable Assets

Description                                                                        Cost           *     Market Value
                                                                                   ----                 ------------
Machinery & Equipment -
       Computers, purchased software, network equipment                    $             655,256     $           621,736
       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------
       Total                                                               $             655,256     $           621,736
                                                                           ======================    ====================

Furniture & Fixtures -
       Cubicles, workstations                                              $             126,354     $           102,423
       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------
       Total                                                               $             126,354     $           102,423
                                                                           ======================    ====================

Office Equipment -

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------
       Total                                                               $                  --     $                --
                                                                           ======================    ====================

Leasehold Improvements -

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------
       Total                                                               $                  --     $                --
                                                                           ======================    ====================

Vehicles -

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------

       ----------------------------------------------------------          ----------------------    --------------------
       Total                                                               $                  --     $                --
                                                                           ======================    ====================

*Note: Market Value equals to Net Book Value (Liquidation value may be significantly lower).

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                               0-30 Days          31-60 Days         61-90 Days          91+ Days             Total
Federal                                     ---------          ----------         ----------          --------             -----

      Income Tax Withholding
                                          -------------       -------------      -------------       -------------     -------------
      FICA - Employee
                                          -------------       -------------      -------------       -------------     -------------
      FICA - Employer
                                          -------------       -------------      -------------       -------------     -------------
      Unemployment (FUTA)
                                          -------------       -------------      -------------       -------------     -------------
      Income
                                          -------------       -------------      -------------       -------------     -------------
      Other (Attach List)
                                          -------------       -------------      -------------       -------------     -------------
Total Federal Taxes                       $         --        $         --       $         --        $         --      $         --
                                          -------------       -------------      -------------       -------------     -------------
State and Local
                                          -------------       -------------      -------------       -------------     -------------
      Income Tax Withholding
                                          -------------       -------------      -------------       -------------     -------------
      Unemployment (UT)
                                          -------------       -------------      -------------       -------------     -------------
      Disability Insurance (DI)
                                          -------------       -------------      -------------       -------------     -------------
      Empl. Training Tax (ETT)
                                          -------------       -------------      -------------       -------------     -------------
      Sales
                                          -------------       -------------      -------------       -------------     -------------
      Excise
                                          -------------       -------------      -------------       -------------     -------------
      Real property
                                          -------------       -------------      -------------       -------------     -------------
      Personal property
                                          -------------       -------------      -------------       -------------     -------------
      Income
                                          -------------       -------------      -------------       -------------     -------------
      Other - Delaware Franchise Tax
                                          -------------       -------------      -------------       -------------     -------------
Total State & Local Taxes                 $         --        $         --       $         --        $         --      $         --
                                          -------------       -------------      -------------       -------------     -------------
Total Taxes                               $         --        $         --       $         --        $         --      $         --
                                          =============       =============      =============       =============     =============

                                   Schedule F
                            Pre-Petition Liabilities


                                                                Claimed             Allowed
List Total Claims for Each Classification -                     Amount             Amount(b)
-------------------------------------------                     ------             ---------
        Secured claims (a)
                                                          -------------------  ------------------
        Priority claims other than taxes
                                                          -------------------  ------------------
        Priority tax claims                               $           28,000
                                                          -------------------  ------------------
        General unsecured claims*                         $        6,212,711
                                                          -------------------  ------------------

        (a)  List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you Should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month


                                           Account 1              Account 2             Account 3            Account 4
                                           ---------              ---------             ---------            ---------
Bank                                   Silicon Valley Bank    Silicon Valley Bank    Merrill Lynch        Fleet
                                       --------------------   --------------------   ------------------   --------------
Account Type                           DIP - Payroll          DIP - Operating        DIP - General        DIP - General
                                       --------------------   --------------------   ------------------   --------------
Account No                             3300275654             3300316743             632-07999            94475-90706
                                       --------------------   --------------------   ------------------   --------------
Account Purpose                        DIP - Payroll          DIP - Operating        DIP - General        DIP - General
                                       --------------------   --------------------   ------------------   --------------
Balance, End of Month                  $              2,774   $            130,581   $          404,475   $        4,560
                                       --------------------   --------------------   ------------------   --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                             Account 1            Account 2             Account 3            Account 4
                                             ---------            ---------             ---------            ---------
Bank                                   On Hand
                                       --------------------
Account Type                           Petty Cash
                                       --------------------
Account No.
                                       --------------------
Account Purpose                        Petty Cash
                                       --------------------
Balance, End of Month                  $               530
                                       --------------------

Total Funds on Hand for all Accounts   $           542,920
                                       ====================
           Cash on Balance Sheet       $           542,920
                                       ====================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01

                                                                                          Actual                Cumulative
                                                                                       Current Month          (Case to Date)
                                                                                       -------------          --------------
     Cash Receipts
  1         Rent/Leases Collected                                                   $               --      $               --
                                                                                    --------------------    --------------------
  2         Cash Received from Sales                                                $          239,613      $        1,372,663
                                                                                    --------------------    --------------------
  3         Interest Received                                                       $            1,623      $            1,985
                                                                                    --------------------    --------------------
  4         Borrowings                                                              $               --      $               --
                                                                                    --------------------    --------------------
  5         Funds from Shareholders, Partners, or Other Insiders                    $               --      $               --
                                                                                    --------------------    --------------------
  6         Capital Contributions                                                   $               --      $               --
                                                                                    --------------------    --------------------
  7         Misc. Deposits                                                          $               --      $           33,000
            ----------------------------------------------------------------------  --------------------    --------------------
  8         Liquidation of Inventory                                                $           78,262      $           78,262
            ----------------------------------------------------------------------  --------------------    --------------------
  9                                                                                 $               --      $               --
            ----------------------------------------------------------------------  --------------------    --------------------
 10                                                                                 $               --      $               --
            ----------------------------------------------------------------------  --------------------    --------------------
 11                                                                                 $               --      $               --
            ----------------------------------------------------------------------  --------------------    --------------------
 12                Total Cash Receipts                                              $          319,497      $        1,485,909
                                                                                    --------------------    --------------------
     Cash Disbursements
 13         Payments for Inventory                                                  $               --      $               --
                                                                                    --------------------    --------------------
 14         Selling                                                                 $               --      $               --
                                                                                    --------------------    --------------------
 15         Administrative                                                          $           43,021      $          349,556
                                                                                    --------------------    --------------------
 16         Capital Expenditures                                                    $               --      $               --
                                                                                    --------------------    --------------------
 17         Principal Payments on Debt                                              $               --      $               --
                                                                                    --------------------    --------------------
 18         Interest Paid                                                           $               --      $               --
                                                                                    --------------------    --------------------
            Rent/Lease:
 19                Personal Property                                                $               --      $               --
                                                                                    --------------------    --------------------
 20                Real Property                                                    $           11,469      $           60,659
                                                                                    --------------------    --------------------
            Amount Paid to Owner(s)/Officer(s)
 21                Salaries                                                         $           29,245      $          153,955
                                                                                    --------------------    --------------------
 22                Draws                                                            $               --      $               --
                                                                                    --------------------    --------------------
 23                Commissions/Royalties                                            $               --      $               --
                                                                                    --------------------    --------------------
 24                Expense Reimbursements                                           $               --      $               --
                                                                                    --------------------    --------------------
 25                Other                                                            $               --      $               --
                                                                                    --------------------    --------------------
 26         Salaries/Commissions (less employee withholding)                        $           99,449      $          312,204
                                                                                    --------------------    --------------------
 27         Management Fees                                                         $               --      $               --
                                                                                    --------------------    --------------------
            Taxes:
 28                Employee Withholding                                             $           36,346      $          153,006
                                                                                    --------------------    --------------------
 29                Employer Payroll Taxes                                           $            8,028      $           37,322
                                                                                    --------------------    --------------------
 30                Real Property Taxes                                              $               --      $               --
                                                                                    --------------------    --------------------
 31                Other Taxes                                                      $               --      $               --
                                                                                    --------------------    --------------------
 32         Other Cash Outflows:                                                    $               --      $               --
                                                                                    --------------------    --------------------
 33                                                                                 $               --      $               --
                   ---------------------------------------------------------------- --------------------    --------------------
 34                                                                                 $               --      $               --
                   ---------------------------------------------------------------- --------------------    --------------------
 35                                                                                 $               --      $               --
                   ---------------------------------------------------------------- --------------------    --------------------
 36                                                                                 $               --      $               --
                   ---------------------------------------------------------------- --------------------    --------------------
 37                                                                                 $               --      $               --
                   ---------------------------------------------------------------- --------------------    --------------------
 38                Total Cash Disbursements:                                        $          227,558      $        1,066,702
                                                                                    --------------------    --------------------
 39  Net Increase (Decrease) in Cash                                                $           91,939      $          419,207
                                                                                    --------------------    --------------------
 40  Cash Balance, Beginning of Period                                              $          450,981      $          123,713
                                                                                    --------------------    --------------------
 41  Cash Balance, End of Period                                                    $          542,920      $          542,920
                                                                                    ====================    ====================